          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: May 8, 2012

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                                                                             (Zip Code)

                     (817) 963-1234                 _
          (Registrant's telephone number)

            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation issued a press release on May 8, 2012 reporting April revenue and traffic results.  The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  May 8, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

99.1	Press Release

                   CONTACT:               Sean Collins
Media Relations
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Tuesday, May 8, 2012

AMR REPORTS APRIL 2012 REVENUE AND TRAFFIC RESULTS

FORT WORTH, Texas – AMR Corporation, the parent company of
American Airlines Inc., today reported April 2012 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc. and its wholly-owned subsidiary, AMR Eagle Holding Corporation.
April’s consolidated passenger revenue per available seat mile (PRASM) increased an estimated 11.6 percent compared to the prior year period, driven by high load factors and a strong yield environment.
The Company reported an April consolidated load factor of 82.9 percent, an increase of 2.5 points versus the same period last year. Consolidated traffic and capacity were lower by 0.2 percent and 3.2 percent year-over-year, respectively.
International traffic increased 1.8 percent relative to last year, on 2.8 percent lower capacity, resulting in an international load factor of 81.7 percent, an increase of 3.7 points versus April of last year.
Domestic load factor was 84.8 percent, an increase of 1.6 points year-over-year. Domestic capacity and traffic were 4.1 percent and 2.2 percent lower year-over-year, respectively.

The Company’s Results Are Detailed Below:

AMR PRELIMINARY RESULTS SUMMARY

April 2012 consolidated year-over-year PRASM change11.6%
April 2011 consolidated PRASM (cents/asm)11.76
April 2012 consolidated fuel price including effective hedges & taxes (dollars/gallon)$3.40

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	APRIL				Year-to-Date
	2012	2011	Change		2012	2011	Change
REVENUE PASSENGER MILES (000)
Domestic	6,252,873	6,396,011	(2.2)%		24,259,605	24,238,292	0.1%
International	4,107,766	4,034,890	1.8		16,050,238	15,348,923	4.6
Atlantic	1,568,274	1,611,120	(2.7)		5,042,581	4,949,434	1.9
Latin America	1,944,566	1,923,311	1.1		8,648,516	8,370,136	3.3
Pacific	594,926	500,458	18.9		2,359,141	2,029,353	16.3

Mainline	10,360,639	10,430,900	(0.7)		40,309,843	39,587,215	1.8
Regional	853,880	807,460	5.7		3,223,347	2,941,188	9.6
Consolidated	11,214,519	11,238,361	(0.2)		43,533,190	42,528,404	2.4

AVAILABLE SEAT MILES (000)
Domestic	7,370,984	7,686,644	(4.1)%		29,816,734	30,466,123	(2.1)%
International	5,027,418	5,170,340	(2.8)		20,482,564	20,228,680	1.3
Atlantic	1,887,108	2,071,002	(8.9)		6,609,762	7,035,782	(6.1)
Latin America	2,389,497	2,391,868	(0.1)		10,851,264	10,455,762	3.8
Pacific	750,813	707,470	6.1		3,021,538	2,737,136	10.4

Mainline	12,398,403	12,856,984	(3.6)		50,299,298	50,694,803	(0.8)
Regional	1,130,261	1,114,589	1.4		4,459,505	4,266,073	4.5
Consolidated	13,528,664	13,971,574	(3.2)		54,758,802	54,960,876	(0.4)

LOAD FACTOR
Domestic	84.8	83.2	1.6	Pts	81.4	79.6	1.8	Pts
International	81.7	78.0	3.7		78.4	75.9	2.5
Atlantic	83.1	77.8	5.3		76.3	70.3	5.9
Latin America	81.4	80.4	1.0		79.7	80.1	(0.4)
Pacific	79.2	70.7	8.5		78.1	74.1	3.9

Mainline	83.6	81.1	2.4		80.1	78.1	2.1
Regional	75.5	72.4	3.1		72.3	68.9	3.3
Consolidated	82.9	80.4	2.5		79.5	77.4	2.1

PASSENGERS BOARDED
Mainline	7,129,069	7,121,256	0.1%		27,920,313	27,229,377	2.5%
Regional	1,804,277	1,740,786	3.6		6,735,534	6,411,285	5.1
Consolidated	8,933,346	8,862,042	0.8		34,655,847	33,640,662	3.0

SYSTEM CARGO TON MILES (000)
Total	151,878	153,343	(1.0)%		596,708	592,397	0.7%

Note:  Regional data is inclusive of American Eagle®, Executive Airlines®, and AmericanConnection®~~.~~

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, the impact of the bankruptcy filings of the Company and certain of its U.S. subsidiaries, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges. The Company cannot predict what the ultimate value of any of its or its subsidiaries’ securities may be and it remains too early in the Chapter 11 cases to determine whether holders of any such securities will receive any distribution in the Chapter 11 reorganization. The Company anticipates that its common stock will have minimal or no value on its emergence from Chapter 11. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the period ended December 31, 2011, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The Company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines, American Eagle and the AmericanConnection® carrier serve 260 airports in more than 50 countries and territories with, on average, more than 3,500 daily flights. The combined network fleet numbers more than 900 aircraft. American's award-winning website, AA.com®, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld® alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members and members-elect serve more than 900 destinations with more than 9,000 daily flights to 150 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com, and AAdvantage are trademarks of American Airlines, Inc. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

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Current AMR Corp. news releases can be accessed at http://www.aa.com